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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                November 6, 1996



                       NITINOL MEDICAL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                 0-21001               95-4090463
------------------           --------              ----------
(State or other          (Commission File        (IRS Employer
 jurisdiction of              Number)             Identification
 incorporation)                                   No.)
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                              27 Wormwood Street
                          Boston, Massachusetts 02210
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                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                          area code:  (617) 737-0930



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                 (Former Address, if changed since last report)

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Item 5.   Other Events.
          ------------

          On November 6, 1996, the Bard Radiology Division of C.R. Bard, Inc.
("Bard") exercised its option to renew the term of that certain Distribution
Agreement, by and between Bard and Nitinol Medical Technologies, Inc., dated May
19, 1992, as amended on February 1, 1993 and October 1, 1995, for a period of five years commencing on May 19, 1997.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 22, 1996
                              NITINOL MEDICAL TECHNOLOGIES, INC.



                              By: /s/ Theodore I. Pincus
                                 ----------------------------
                                      Theodore I. Pincus,
                                      Chief Financial Officer

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